NOTICE OF REDEMPTION

                               To the Holders of:

     Cup Acquisition Corporation (now known as Sweetheart Cup Company Inc.)
                      9-5/8% Senior Secured Notes due 2000
Guaranteed by SHI Holdings  Company,  L.L.C.(now  known as  Sweetheart  Holdings
Inc.)
                              Cusip No. 870426AB9*

                         REDEMPTION DATE: July 15, 2000

         NOTICE IS HEREBY GIVEN that, pursuant to Section 3.07 of the Indenture, dated as of August 30, 1993, as amended (the "Indenture"), among Sweetheart Cup Company Inc., formerly known as Cup Acquisition Corporation (the "Company") and Sweetheart Holdings Inc., formerly known as SHI Holdings Company, L.L.C. and United States Trust Company of New York, as trustee (the "Trustee"), the Company has elected to redeem all of its 9-5/8% Senior Secured Notes due 2000 (the "Notes") on July 15, 2000 (the "Redemption Date") at a price of 100.00% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (the "Redemption Price").

         On the Redemption Date, the Redemption Price will become due and payable. Unless the Company defaults in paying the Redemption Price, on and after the Redemption Date, interest on the principal amount of the Notes will cease to accrue. Payment of the Redemption Price will be mailed to the address or wired to the account set forth on the Redemption Letter of Transmittal as soon as practical after the later of (i) the Redemption Date or (ii) the date the Notes are delivered to the Paying Agent.

         The Notes will no longer be deemed outstanding on and after the Redemption Date, and all rights with respect thereto will cease, except only the rights of the Holders thereof to receive the Redemption Price.

         In order to receive the Redemption Price, Holders must either observe the procedures for certificated delivery or book-entry delivery as described below.

Certificated Delivery Procedures

         Payment of the Redemption Price will be made to the Holders who hold their Notes in certificated form upon presentation and surrender the Notes at the office of United States Trust Company of New York, as Paying Agent (the "Paying Agent"), by mail or hand, at the following addresses:

                     UNITED STATES TRUST COMPANY OF NEW YORK

                By Mail:                           By Overnight Courier
United States Trust Company of New York            and By Hand Delivery
              P.O. Box 84                            after 4:30 p.m.:
         Bowling Green Station           United States Trust Company of New York
        New York, NY 10274-0084               30 Broad Street - 14th Floor
     (registered or certified mail        Corporate Trust Operations Department
              recommended)                       New York, NY 10004-2304


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         * Please note that the CUSIP  number of the Notes are  included  herein solely for the convenience of the Holders. No representation is made as to the correctness or accuracy of the CUSIP number, if any, printed on the Notes or included herein.

                By Hand                                By Facsimile:
          Delivery to 4:30 p.m.:             (212) 422-0183 or (646) 458-8104
  United States Trust Company of New York    (For Eligible Institutions Only)
         30 Broad Street, B-Level                 Confirm by telephone:
         New York, NY 10004-2304                     (800) 548-6565
      Attn: Corporate Trust Services


         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         The Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price. The method of delivery of certificated Notes to the Paying Agent is at the option and risk of the Holder. If such delivery is by mail, it is suggested that the Holder use properly insured, certified or registered mail with return receipt requested.

Book-Entry Delivery Procedures

         The Paying Agent will establish an account or utilize an existing account with respect to the Notes at The Depository Trust Company (the "Book-Entry Delivery Facility"), and any financial institution that is a participant in the Book-Entry Delivery Facility system and whose name appears on a security position listing as the owner of the Notes may make book-entry delivery of Notes by causing the Book-Entry Delivery Facility to transfer such Notes into the Paying Agent's account in accordance with the Book-Entry Delivery Facility's procedures for such transfer. In any such case, an Agent's Message in lieu of a properly completed and executed Redemption Letter of Transmittal will be deemed a proper surrender of the Notes for Notes held in book-entry form. The term "Agent's Message" means a message transmitted by the Book-Entry Delivery Facility to the Paying Agent, which states that the Book-Entry Delivery Facility has received an express acknowledgment from the participant in the Book-Entry Delivery Facility delivering the Notes that such participant has received and agrees to be bound by the terms of the Redemption Letter of Transmittal and that the Company may enforce such agreement against the participant.

         Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee or held through the Book-Entry Delivery Facility should contact such registered Holder promptly and instruct such registered Holder to deliver the Notes on such beneficial owner's behalf.

             IMPORTANT UNITED STATES FEDERAL INCOME TAX INFORMATION

         Under United States federal income tax law, the Paying Agent may be required to withhold 31% of the amount of payments to Holders presenting their Notes for redemption who have failed to furnish a Taxpayer Identification Number to the Paying Agent, certified to be correct under penalties of perjury. Certification may be made to the Paying Agent, as the case may be, on a Substitute Form W-9, a copy of which is provided in the accompanying Redemption Letter of Transmittal.

                ------------------------------------------------

         Should you have any questions regarding the redemption of the Notes, please contact United States Trust Company of New York. Contact information for United States Trust Company of New York is set forth on the face of this Notice of Redemption.

                                                     SWEETHEART CUP COMPANY INC.

                        REDEMPTION LETTER OF TRANSMITTAL

                          to Accompany the Surrender of

                          SWEETHEART CUP COMPANY, INC.

                      9-5/8% SENIOR SECURED NOTES DUE 2000

                     Guaranteed by Sweetheart Holdings Inc.

                              Cusip No. 870426AB9*

         Certificates for Notes surrendered for redemption in whole should be sent or delivered to United States Trust Company of New York, Trustee for the Notes in its capacity as Paying Agent, as follows:

              UNITED STATES TRUST COMPANY OF NEW YORK, PAYING AGENT

               By Mail:                            By Overnight Courier
United States Trust Company of New York   and By Hand Delivery after 4:30 p.m.:
              P.O. Box 84                United States Trust Company of New York
         Bowling Green Station                30 Broad Street - 14th Floor
        New York, NY 10274-0084            Corporate Trust Operations Department
     (registered or certified mail                New York, NY 10004-2304
             recommended)

    By Hand Delivery to 4:30 p.m.:                        By Facsimile:
United States Trust Company of New York         (212) 422-0183 or (646) 458-8104
        30 Broad Street, B-Level                (For Eligible Institutions Only)
        New York, NY 10004-2304                      Confirm by telephone:
     Attn: Corporate Trust Services                     (800) 548-6565



         This Redemption Letter of Transmittal is to be used by Holders if: (i) certificates representing Notes are to be physically delivered to the Paying Agent herewith by such Holders; or (ii) delivery of Notes is to be made by book-entry delivery to the Paying Agent's account at The Depository Trust Company (the "Book-Entry Delivery Facility") by any financial institution that is a participant in a Book-Entry Delivery Facility and whose name appears on a security position listing as the owner of Notes and an Agent's Message (as defined in the accompanying notice) is not delivered.

|_|      CHECK HERE IF CERTIFICATES FOR NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF NOTES ARE BEING DELIVERED BY BOOK-ENTRY DELIVERY MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH THE BOOK-ENTRY DELIVERY FACILITY AND COMPLETE THE FOLLOWING:

Name of Institution:

If the Notes will be delivered by book-entry delivery at The Depository Trust Company, please provide the following information:

Account Number:

Transaction Code Number:


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*     PLEASE NOTE THAT THE CUSIP NUMBER OF THE NOTES IS PROVIDED SOLELY  FOR THE
CONVENIENCE OF THE NOTEHOLDERS. NO REPRESENTATION IS MADE AS TO THE CORRECTNESS OR ACCURACY OF THE CUSIP NUMBER, IF ANY, PRINTED ON THE NOTES OR INCLUDED HEREIN.

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                              DESCRIPTION OF NOTES
                                (Please fill in)
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    Name(s) and Address(es)         Certificate           Principal Amount
    of Registered Owner(s)           Number(s)*              Surrendered
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                                        (Attach separate      Total:
                                     schedule if necessary)
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* Need not be completed by Holders delivering by book-entry delivery.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS REDEMPTION LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS REDEMPTION LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REDEMPTION LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

         The undersigned acknowledges receipt of the Notice of Redemption, dated July 15, 2000 (the "Notice"), with respect to the 9-5/8% Senior Secured Notes due 2000, Cusip No. 870426AB9 (the "Notes"), of Sweetheart Cup Company, Inc., formerly Cup Acquisition Corporation (the "Company"). Enclosed herewith are the Notes indicated above, which are being surrendered hereby for redemption by the Company on the redemption date of July 15, 2000 (the "Redemption Date"), at a redemption price of 100.00% of the principal amount thereof plus accrued and unpaid interest, if any, on the Redemption Date. The undersigned understands that interest on the Notes will cease to accrue on and after the Redemption Date.

         The undersigned hereby represents and warrants that he or she has good title to the Notes being surrendered to the Company, free and clear of all liens, restrictions, charges and encumbrances, and that such Notes are not subject to any adverse claim or right. The undersigned also hereby represents and warrants that he or she has full power and authority to surrender for redemption the Notes listed above, and that he or she will execute and deliver any additional documents which are required or appropriate to perfect the surrender of such Notes. All authority conferred or agreed to be conferred by this Redemption Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned shall be binding upon the heirs, executors, personal representatives, administrators, successors and assigns of the undersigned.

         The undersigned hereby agrees that the Company may deduct from the redemption price of the Notes being surrendered herewith the amount of transfer taxes, if any, payable on account of the transfer of such Notes to the undersigned by the registered owner(s) thereof or on account of the redemption of the Notes. See Instruction 4.

         Please deliver payment of the redemption price for the Notes to which the undersigned is entitled by check or wire transfer, as indicated under PAYMENT INSTRUCTIONS below. If payment by check is specified, or if no method of payment is specified, please deliver a check in the name and to the address indicated on the records of the Company, unless otherwise indicated under Special Payment Instructions or Special Delivery Instructions below.

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                              PAYMENT INSTRUCTIONS
                              (See Instruction 5.)

         The undersigned hereby requests that payment of the redemption price be made by:

         Check

         Wire  Transfer  of  Immediately  Available  Funds  (Please  Note:  Wire
          Transfers are subject to a $25 processing fee which will be deducted from payment of the redemption price.)

        (If payment is to be made by wire transfer, please complete the wire transfer instructions below.)

Account Name:_________________________________________________________

Account Number:_______________________________________________________

Bank Name:____________________________________________________________

Bank Address:_________________________________________________________

ABA Number:___________________________________________________________

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    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------
Complete if payment of the redemption    Complete if payment of the redemption
price is to be made to someone other     price is to be made by check mailed to
than the registered owner(s), including the registered owner(s) or any other payment by wire transfer to an account person at an address different from the
in a name other than the name of the     address to which this Redemption Letter
registered  owner(s). (See               of Transmittal was sent.  (See
Instructions 2, 3, 4 and 5.)             Instructions  2, 3, 4 and 5.)


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Issue to:                                Mail to:
--------------------------------------------------------------------------------

Name:                                    Name:
      ---------------------------------        ---------------------------------
               (Please Print)                             (Please Print)

Address:                                 Address:
      ---------------------------------        ---------------------------------


      ---------------------------------        ---------------------------------
              (Including Zip Code)                     (Including Zip Code)

Tax Identification or Social Security
Number:


---------------------------------------
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



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                                  SIGNATURE(S)

                                                        Dated ____________, 2000

SIGN
HERE ____________________________________________________________________

     ____________________________________________________________________
                         (Signature(s) of Noteholder(s))

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) being surrendered or, if delivered by a participant in the Book-Entry Delivery Facility, exactly as such participant's name appears on the security position listing the owner of the Notes, or by person(s) authorized to become registered owner(s) by certificates and documents delivered with this Redemption Letter of Transmittal or by other authorized person(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title below and submit evidence satisfactory to the Paying Agent of such person's authority to so act. (See Instruction 2.)

Name(s):_______________________________________________________________________
                                 (Please Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
                                                                      Zip Code

Tax Identification or Social Security Number:__________________________________
                                                                 (See Form W-9)
Area Code and Telephone Number:________________________________________________


                            Guarantee of Signature(s)
              (See Instructions 2 and 3 to determine if required.)

Authorized Signature:__________________________________________________________

Name:__________________________________________________________________________

Name of Firm:__________________________________________________________________

Title:_________________________________________________________________________

Address:_______________________________________________________________________

Area Code and Telephone Number:________________________________________________

Dated:_________________________________________________________________________

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


                                  INSTRUCTIONS

1.       Delivery of Redemption Letter of Transmittal and Certificate(s)

         To receive the redemption price, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Paying Agent's account with the Book-Entry Delivery Facility of Notes delivered electronically, as well as a properly completed and duly executed copy of this Redemption Letter of Transmittal, in the case of certificated Notes, or an Agent's Message in lieu of the Redemption Letter of Transmittal, in the case of book-entry Notes, and any other documents required by this Redemption Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth herein. Please do not send your Notes certificate(s) directly to the Company.

         The method of delivery of certificated Notes, the Redemption Letter of Transmittal and all other required documents to the Paying Agent is at the option and risk of the noteholder. If such delivery is by mail, it is suggested that the noteholder use properly insured, certified or registered mail with return receipt requested. If the certificates are delivered by hand, delivery should be made to United States Trust Company of New York, 111 Broadway, Lower Level, New York, New York 10006, Attn: Corporate Trust Services.

2.       Signatures on the Redemption Letter of Transmittal

         If this Redemption Letter of Transmittal is signed by the registered owner(s) of the certificate(s) surrendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If this Redemption Letter of Transmittal is signed by a participant in the Book-Entry Delivery Facility whose name is shown as the owner of the Notes delivered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes. If any Notes surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Redemption Letter of Transmittal. If any Notes surrendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Redemption Letters of Transmittal as there are different registrations of certificates.

         When this Redemption Letter of Transmittal is signed by the registered owner(s) of the certificate(s) surrendered hereby or, if delivered by book-entry delivery, credited to the account at the Book-Entry Delivery Facility of the registered owner, no endorsements of certificates or assignment documents are required, unless payment is to be made to a person other than the registered owner(s), in which case, the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate assignment documents or a separate properly completed bond power must be transmitted with this Redemption Letter of Transmittal, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such certificate(s), and, with respect to a participant in the Book-Entry Delivery Facility whose name appears on a security position listing as the owner of the Notes, exactly as the name(s) of the participant(s) appear(s) on such security position. Signatures on such certificate(s) and assignment documents or bond powers must be guaranteed by an Eligible Institution.

         If this Redemption Letter of Transmittal, any certificates or assignment documents or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Redemption Letter of Transmittal.

3.       Signature Guarantee

         Except as otherwise provided below, no signature guarantee is required on this Redemption Letter of Transmittal. Signatures on this Redemption Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution") if (a) the Notes surrendered herewith is registered in a name other than that of the person surrendering the Notes, or
(b) the registered noteholder of the Notes surrendered herewith has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Redemption Letter of Transmittal. See Instruction 2.

4.       Transfer Taxes

         The Company believes that security transfer taxes generally will not be applicable to the redemption of the Notes. If, however, such transfer taxes are applicable because this Redemption Letter of Transmittal is signed by someone other than the registered owner(s) of the Notes or for any other reason, the Company reserves the right to deduct from the redemption price of the Notes the amount of such transfer taxes.

5.       Wire Transfers; Special Payment and Delivery Instructions

         Surrendering holders should indicate in the applicable box whether payment of the redemption price of the Notes surrendered herewith should be made by wire transfer of immediately available funds or by check. If payment is to be made by wire transfer of immediately available funds, appropriate wire transfer instructions must be included. If no payment method choice is indicated, or if payment by wire transfer is selected but appropriate wire transfer instructions are not included, payment will be made by check.

         If payment of the redemption price is to be made to someone other than the registered owner(s), including payment by wire transfer to an account in a name other than the name of the registered owner(s), or if payment is to be made by check mailed to the registered owner(s) or any other person at an address different from the address to which this Redemption Letter of Transmittal was sent, the appropriate boxes on this Redemption Letter of Transmittal should be completed.

6.       Requests for Assistance and Additional Copies

         Questions and requests for assistance or additional copies of this Redemption Letter of Transmittal, the Notice and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Paying Agent at the address set forth above or by telephone at
(800) 548-6565.

7.       Destroyed, Lost or Stolen Certificates

         In the event certificates representing Notes have been destroyed, lost or stolen, in lieu of delivering or surrendering such certificates, registered owners of such certificates may furnish evidence satisfactory to the Company and the Paying Agent, in their discretion, of the ownership of and the destruction, loss or theft of such certificates, furnish to the Company and the Paying Agent indemnity satisfactory to them, in their discretion, and comply with such other reasonable regulations as the Company and the Paying Agent may prescribe.

8.       Adequacy of Documentation

         The Company and the Paying Agent reserve full discretion to determine whether each Redemption Letter of Transmittal submitted has been properly completed and is adequate for the purposes of honoring the instruction contained thereon. The Company and the Paying Agent shall have the right to require the execution of any additional documents which either of them, in its sole discretion, deems necessary or desirable to facilitate the proper payment. Any determination by the Company or the Paying Agent as to the adequacy of the documentation shall be final.

9.       Inadequate Space

         If the space provided herein is inadequate, the certificate numbers and the principal amount of Notes should be listed on a separate signed schedule attached hereto.

10.      Payment

         Payment of the redemption price for Notes will be made by the Paying Agent as soon as practicable on or after July 15, 2000, provided the Paying Agent has received the properly completed and duly executed Redemption Letter of Transmittal or Agent's Message in lieu of the Redemption Letter of Transmittal, the certificates representing the Notes to be redeemed and any required supporting documents.

             IMPORTANT UNITED STATES FEDERAL INCOME TAX INFORMATION

         Under United States federal income tax law, a holder surrendering Notes for payment is required to provide the Paying Agent (as payer) with such noteholder's correct TIN on Substitute Form W-9 below. If such noteholder is an individual, the TIN is his or her social security number. If a surrendering noteholder is subject to backup withholding, such noteholder must cross out item
(2) of the Certification box on the Substitute Form W-9. If the Paying Agent is not provided with the correct TIN, the noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payment of the redemption price to be made to such noteholder may be subject to backup withholding.

         Certain noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that noteholder must submit to the Paying Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Paying Agent. Exempt noteholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Paying Agent is required to withhold 31% of any payment of the redemption price made to the noteholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a noteholder with respect to Notes surrendered for redemption, the noteholder is required to notify the Paying Agent of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such noteholder is awaiting a TIN) and that (i) such holder is exempt from backup withholding, (ii) such holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that it is no longer subject to backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the Paying Agent

         The noteholder is required to give the Paying Agent the social security number or employer identification number of the record owner of surrendered Notes. If the Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the surrendering noteholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such noteholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Paying Agent is not provided with a TIN within sixty
(60) days, the Paying Agent will withhold 31% of the redemption price until a TIN is provided to the Paying Agent.

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                       PAYER'S NAME: The Bank of New York
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SUBSTITUTE           PART 1-PLEASE PROVIDE YOUR      Social Security Number
Form W-9             TIN IN THE BOX AT RIGHT AND
                     CERTIFY BY SIGNING AND                   OR
                     DATING BELOW.
                                                     Employer Identification
                                                     Number
Department of the Treasury                           ___________________________
Internal Revenue Service                   (If awaiting TIN write "Applied For")
--------------------------------------------------------------------------------
Payer's Request for           PART 2--For Payees exempt from backup withholding,
Taxpayer Identification       see the enclosed  Guidelines for Certification of
Number (TIN)                  Taxpayer Identification  Number on Substitute Form
                              W-9   and   complete   as   instructed    therein.
                              CERTIFICATION--Under  the  penalties of perjury, I
                              certify that:
                              (1)   The number shown on  this form is my correct
                                    Taxpayer Identification Number or a Taxpayer
                                    Identification Number has not been issued to
                                    me and either (a) I have mailed or delivered
                                    an   application   to  receive  a   Taxpayer
                                    Identification Number to the appropriate IRS
                                    or Social Security  Administration office or
                                    (b)  I   intend  to   mail  or   deliver  an
                                    application in the near future. I understand
                                    that  if   I   do  not   provide a  Taxpayer
                                    Identification  Number   within  sixty  (60)
                                    days,  31%  of  all reportable payments made
                                    to    me   thereafter   will   be   withheld
                                    until   I    provide    a     number;    and
                              (2)   I  am  not  subject  to  backup  withholding
                                    either  because (a) I am exempt from  backup
                                    withholding, (b) I have not been notified by
                                    the  IRS  that I  am   subject   to   backup
                                    withholding  as   a  result  of   a  failure
                                    to  report  all  interest  or  dividends, or
                                    (c) the IRS  has notified  me that  I am  no
                                    longer  subject   to   backup   withholding.

                              CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------
                              SIGNATURE                   DATE            , 2000
--------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Guidelines for Determining the Proper Identification Number to Give the Payer.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.



                                       Give the                                                         Give the EMPLOYER
                                       SOCIAL SECURITY number                                           IDENTIFICATION number
For this type of account:              of--                         For this type of account:           of--


1.  An individual's account            The individual               8. A valid trust, estate,           The legal entity  (Do not
                                                                    or pension trust                    furnish the identifying
2.  Two or  more individuals           The actual owner of                                              number of the personal
    (joint account)                    the account or, if                                               representative or trustee
                                       combined funds, any                                              unless the legal entity
                                       one of the                                                       itself is not designated
                                       individuals(1)                                                   in the account title.) (5)

3.  Husband and wife (joint            The actual owner of          9. Corporate account                The corporation
    account)                           the account or, if
                                       combined funds,             10. Religious, charitable, or        The organization
                                       either person(1)             educational organization
                                                                    account

4.  Custodian account of a minor       The minor(2)                11. Association, club, or other      The organization
    (Uniform Gift to Minors Act)                                    tax-exempt organization

5.  Account in the name of             The ward, minor, or         12. Partnership account held in      The partnership
    guardian or committee for a        incompetent person (3)       the name of the business
    designated ward, minor, or
    incompetent person                                             13. A broker or registered           The broker or nominee
                                                                    nominee
6.  a. The usual revocable savings     The grantor-trustee(1)
       trust account (grantor is
       also trustee)                                               14. Account with the Department      The public entity
                                                                    of Agriculture in the name
    b. So-called trust account         The actual owner(1)          of a public entity (such as
       that is not a legal or                                       a State or local
       valid trust under State law                                  government, school
                                                                    district, or prison) that
7.  Sole proprietorship account        The owner(4)                 receives agricultural
                                                                    program payments


(1)    List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a SSN, that person's number must be furnished.
(2)    Circle the minor's name and furnish the minor's social security number.
(3)    Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)    Show the name of the owner.
(5)    List first and circle the name of the legal trust, estate, or pension trust.


NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



                                      GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                                   NUMBER ON SUBSTITUTE FORM W-9



Obtaining a Number

If you don't have a taxpayer identification number or you don't           payer's  trade  or  business  and  you  have  not provided
know  your number, obtain Form SS-5, Application  for a  Social           your correct taxpayer identification number to the  payer.
Security  Number   Card,  or  Form  SS-4,  Application  for  an       o   Payments of tax-exempt interest (including exempt-interest
Employer Identification  Number,  at  the local  office of  the           dividends  under  section 852).
Social  Security   Administration  or  the   Internal   Revenue       o   Payments described  in  section 6049(b)(5)  to nonresident
Service and apply for a number.                                           aliens.
                                                                      o   Payments on tax-free  covenant bonds  under  section 1451.
                                                                      o   Payments   made   by   certain   foreign   organizations.
                                                                      o   Mortgage   interest  paid  to  you.
Payees Exempt from Backup Withholding
                                                                      Exempt payees described  above should file  Form W-9  to avoid
Payees  generally  exempted from backup withholding include the       possible erroneous  backup withholding.  FILE  THIS FORM  WITH
following:                                                            THE PAYER, FURNISH  YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE
                                                                      "EXEMPT" ON THE FACE OF  THE FORM, SIGN AND DATE THE FORM, AND
   o   A corporation.                                                 RETURN IT TO THE PAYER.
   o   A financial institution.
   o   An organization exempt from tax under section 501(a), or       Certain payments other than interest, dividends, and patronage
       an  individual  retirement plan, or a  custodial account       dividends, that are  not subject to information  reporting are
       under section  403(b)(7), if  the account satisfies  the       also not subject to  backup withholding.  For details, see the
       requirements of section 401(f)(2).                             regulations  under  sections  6041,  6041A(a), 6045 and 6045A.
   o   The  United  States or  any  agency  or  instrumentality
       thereof.                                                       Privacy Act Notice.--Section  6019 requires most recipients of
   o   A State, the District of Columbia, a  possession  of the       dividend,  interest,  or  other  payments  to  give   taxpayer
       United  States, or  any subdivision  or  instrumentality       identification numbers to payers who  must report the payments
       thereof.                                                       to  the  IRS.  The IRS  uses  the  numbers for  identification
   o   A foreign  government, a  political  subdivision  of  a        purposes.  Payers  must be  given  the numbers whether or  not
       foreign  government, or  any  agency or  instrumentality       recipients  are  required  to file  tax  returns.  Payers must
       thereof.                                                       generally withhold  31% of  taxable  interest,  dividend,  and
   o   An  international   organization   or   any   agency  or       certain  other  payments  to a  payee  who does  not furnish a
       instrumentality   thereof.                                     taxpayer identification  number to a payer.  Certain penalties
   o   A   registered  dealer  in   securities  or  commodities       may also apply.
       registered  in  the  U.S. or a  possession  of  the  U.S.
   o   A   real   estate   investment   trust.
   o   A  common trust fund operated  by a  bank  under section       Penalties
       584(a).
   o   An  exempt charitable remainder trust,  or a  non-exempt       (1)  PENALTY FOR  FAILURE TO  FURNISH  TAXPAYER IDENTIFICATION
       trust  described  in  section  4947(a)(1).                          NUMBER.-- If   you  fail   to   furnish   your   taxpayer
   o   An  entity registered  at all times under the Investment            identification  number  to   a  payer,  you  are  subject
       Company  Act  of  1940.                                             to  a penalty  of  $50 for each such failure  unless your
   o   A  foreign  central  bank  of  issue.                               failure is  due to  reasonable cause  and  not to willful
                                                                           neglect.
                                                                      (2)  CIVIL  PENALTY  FOR  FALSE INFORMATION  WITH  RESPECT  TO
Payments  of  dividends  and  patronage dividends not generally            WITHHOLDING.-- If  you  make  a false  statement with  no
subject  to  backup  withholding  include  the  following:                 reasonable basis which results in no imposition of backup
                                                                           withholding,  you  are  subject  to  a  penalty  of $500.
   o   Payments  to nonresident  aliens subject to  withholding
       under section 1441.                                            (3)  CRIMINAL PENALTY FOR  FALSIFYING INFORMATION.-- Willfully
   o   Payments  to  partnerships  not  engaged  in a  trade or            falsifying  certifications  or  affirmations  may subject
       business  in  the  U.S.  and  which  have  at least  one            you  to  criminal   penalties  including   fines   and/or
       nonresident  partner.                                               imprisonment.
   o   Payments  of   patronage  dividends  where   the  amount
       received  is  not  paid  in  money.
   o   Payment   made   by   certain   foreign   organizations.
   o   Section  404(k)  payments   made   by   an   ESOP.
                                                                      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT  OR THE
                                                                      INTERNAL REVENUE SERVICE.

Payments  of   interest   not   generally  subject  to   backup
withholding  include  the  following:

   o   Payments   of   interest  on   obligations   issued   by
       individuals.   Note:  You   may  be  subject  to  backup
       withholding    if    this   interest    is    $600    or
       more    and    is   paid   in   the   course   of    the
